SEPARATION AGREEMENT
                                       AND
                              RELEASE OF ALL CLAIMS


This Separation Agreement and Release of All Claims ("Agreement") is entered into this 5 day of March, 1997, between Kenneth Charbonneau ("Employee") and Poore Brothers, Inc. ("Employer"). The term "parties" shall refer collectively to both of these entities.

         In consideration of the mutual promises herein contained, the adequacy of which consideration is hereby acknowledged, the parties agree as follows.

         1. Employee's employment by Employer is terminated by mutual agreement as of March 5, 1997 (the "Termination Date").

         2. Employer shall provide the following severance benefits to Employee:

                  a. Employer shall pay Employee four months severance pay, subject to appropriate withholding and deductions as required by law. This severance pay shall be paid to Employee by continuing to pay him/her amounts equaling his/her regular salary during the employment, on the regular paydays of Employer, until the severance amount is paid in full.

                  Employee's entitlement under this formula totals $26,000.

                  b. Any vested stock options held by Employee shall expire on March 31, 1998. Employee may exercise such stock options at any time prior to the expiration date.

                  c. Any unvested stock options held by Employee, that were scheduled to vest within six months after the date of execution of this Agreement, will vest as of the execution of this Agreement and will be subject to the expiration date stated in paragraph 2b above.

                  d.  Employer  shall  continue   Employee's  medical  and  life
insurance during the severance period specified in subparagraph a above. Upon the expiration of the severance period, Employee shall have all rights to continuation of such coverages as may be provided by law, including without limitation COBRA.

                  e. Employer shall pay Employee his/her accrued vacation not yet taken or paid.
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Release of All Claims
Page 2


         The parties acknowledge that the above payments and benefits are consideration in addition to anything of value to which Employee is already entitled.

         3. Employee, on behalf of himself/herself and his/her marital community, heirs, executors, assigns and personal representatives, does hereby release and forever discharge Employer and any parent company, subsidiary company, and any other company affiliated with or under common ownership with Employer, and each of their respective current and former officers, partners, principals, directors, shareholders, attorneys, employees, agents, servants, representatives, independent contractors, guarantors, heirs, successors, insurers, assigns, and all affiliated entities, hereinafter collectively referred to as "the Released Parties," from any and all claims, demands, causes of actions, or liability of any kind or character, known or unknown, arising or accruing through the date this Agreement is executed by Employee, including without limitation all claims that are in any way related to Employee's employment by Employer or the termination thereof.

         Without limiting the generality of the foregoing, the full release contained in this paragraph applies to all claims arising under the Civil Rights Act of 1964; the Age Discrimination in Employment Act of 1967; the Americans With Disabilities Act of 1990; the Labor Management Relations Act; the Employee Retirement Income Security Act of 1974; the Fair Labor Standards Act; the Family and Medical Leave Act; the Immigration Reform and Control Act; the Consolidated Omnibus Budget Reconciliation Act; the Occupational Safety and Health Act, or any comparable state occupational safety and health statute; the Workers' Adjustment and Retraining Act; 42 U.S.C. ss 1981; the Arizona Civil Rights Act; the Arizona Wage Act; or under any other applicable state or federal statute; and to any common law cause of action, including without limitation claims for breach of contract, wrongful discharge, unpaid wages, tort, personal injury, or any claim for attorney's fees or other damages, costs or expenses of any kind or nature.

         Notwithstanding the foregoing, the release contained in this paragraph does not waive any claim arising out of any breach or alleged breach of this Agreement, or any claim that may arise after the date this waiver is executed.

         4. Each of the persons identified as a subject or beneficiary of the release provisions of paragraph 3 above is intended as, and is expressly designated as, a third party beneficiary of this Agreement.
                                       2
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Release of All Claims
Page 3


         5. On or before the effective date of termination set forth above, Employee shall return all of Employer's property in his/her possession, custody, or control, including without limitation all records, files, goods, equipment, documents, computer software, data, disks, and any other property of any kind or description whatsoever, including (if applicable) all copies thereof.

         6. Employee agrees to keep the terms of this Agreement confidential, and not to disclose the terms of this Agreement to any person except as may be required by law. This obligation shall be equally binding upon Employee's counsel and upon his/her spouse, who shall also keep the terms of this Agreement confidential and not disclose them to any person except as may be required by law.

         7. Consistent with the full release contained in paragraph 3 above, Employee agrees not to file or lodge any type of complaint alleging violation of any law by Employer with any agency, or otherwise disparage Employer in statements to any person or assert any claims or demands against it. In the event that Employee brings such a lawsuit or files or lodges such a complaint in breach of this paragraph, then Employee shall be required (in addition to such damages as may be recoverable by Employer) to reimburse Employer the sum and/or value of all severance benefits received pursuant to paragraph 2 of this Agreement.

         8. Employee understands and agrees that the execution of this Agreement and the provision of severance benefits described herein are not to be construed as an admission by Employer of any liability to Employee, liability being expressly denied; but this Agreement instead represents a compromise and settlement of disputed and unliquidated claims.

         9. Employee is hereby advised to consult with an attorney before executing this Agreement. By his/her signature hereon, Employee acknowledges that he/she has been so advised, and that he/she has had an opportunity to consult  with,  and has  consulted  with,  an  attorney  before  executing  this
Agreement.
                                       3
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Release of All Claims
Page 4


         10. Employee acknowledges that he/she has been given a period of twenty-one (21) days within which to consider this Agreement.

         11. For a period of seven (7) days following the execution of this Agreement by Employee, Employee may revoke the agreement, and the Agreement shall not become effective or enforceable until the revocation period has expired. This Agreement shall become effective upon the eighth day following Employee's signature hereon, provided that Employee has delivered this signed Agreement to Employer within the same period (the "Effective Date").

         12. This Agreement constitutes the entire Agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by the party to be charged with such modification or amendment.

         13. Should any litigation be commenced between the parties hereto concerning the terms of this Agreement, or the rights and duties of the parties hereto under this Agreement, the prevailing party in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for the prevailing party's attorneys' fees, experts' fees, and expenses of litigation.

         14. The provisions of this Agreement are independent of and separate and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed modified and replaced by a provision, as similar in form, content and effect as possible, to the invalid or unenforceable provision and the Agreement shall be deemed reformed accordingly. Notwithstanding the foregoing, however, the obligations of either party shall be rendered null and void if any part of the material consideration for that party's obligations is or becomes unenforceable and no reasonable substitute provision with the same material effect is available to the parties.
                                       4
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Release of All Claims
Page 5



         15. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privelege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such rights, remedy, power, or privilege with respect to any other occurrence.

         16. This Agreement is the product of negotiation between the parties. This Agreement shall be construed in accordance with its plain meaning and shall not be construed for or against any party on account of the role of any party or its counsel in the drafting of this Agreement.

         17. This Agreement shall be governed by the substantive laws of Arizona and any action to enforce or construe this Agreement or to declare the rights of the parties hereunder shall be commenced and maintained in a state or federal court in Arizona.

         18. Employee has read this Agreement, and understands the extent and effect of its terms, the relinquishment of his/her legal rights and the legal consequences involved in entering into this Agreement. Employee is satisfied with the terms and conditions of settlement represented by this Agreement. Employee is signing this Agreement voluntarily.



                                       "Employee":

                                       Kenneth Charbonneau
                                       ------------------------------
                                       (Print name)


                                       /s/ Kenneth Charbonneau
                                       ------------------------------
                                       (Signature)



                                       "Employer":
                                       POORE  BROTHERS, INC.


                                       By /s/ Eric Kufel
                                       ------------------------------
                                       Its: President and CEO
                                       5
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Release of All Claims
Page 6

Spousal Consent

         Darlene J. M-Charbonneau, spouse of Employee, acknowledges that he/she has read the foregoing Settlement Agreement and Release of All Claims, and agrees, in consideration of the promises of Employee contained therein, to be bound by the terms thereof, including without limitation the release of any and all claims that he/she might have against Employer and any parent company, subsidiary company, and any other company affiliated with or under common ownership with Employer, and each of their respective officers, partners, principals, directors, shareholders, attorneys, employees, agents, servants, representatives, independent contractors, guarantors, heirs, successors, insurers, assigns, and all affiliated entities, that are in any way related to, resulting from, or arising out of Employee's employment with Employer or the termination of that employment.


                                       Darlene J. M-Charbonneau
                                       ------------------------------
                                       Print name



                                       /s/ Darlene J. M-Charbonneau
                                       ------------------------------
                                       Signature
                                       6
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Release of All Claims
Page 7


STATE OF ARIZONA  )
                  )  ss.
Maricopa County   )

         On this 10th day of March, 1997, before me the undersigned notary public, personally appeared Darlene Charbonneau, who acknowledged to me that he/she executed the within instrument for the purposes therein expressed.


                                          /s/ Gena P. VanDenBerg
                                          ----------------------
                                          Notary Public

My Commission Expires: March 23, 1999
                       --------------
                                             "OFFICIAL SEAL"
                                             Gena P. Vandenberg
STATE OF ARIZONA  )                          Notary Public-Arizona
                  )  ss.                     Maricopa County
Maricopa County   )                          My Commission Expires 3/23/99


         On this 12th day of March, 1997, before me the undersigned notary public, personally appeared Kenneth Charbonneau, who acknowledged to me that he/she executed the within instrument for the purposes therein expressed.



                                          /s/ Gena P. VanDenBerg
                                          ----------------------
                                          Notary Public

My Commission Expires: March 23, 1999
                       --------------
                                             "OFFICIAL SEAL"
                                             Gena P. Vandenberg
STATE OF ARIZONA  )                          Notary Public-Arizona
                  )  ss.                     Maricopa County
Maricopa County   )                          My Commission Expires 3/23/99

         On this 12th day of March, 1997, before me the undersigned notary public, personally appeared Eric Kufel, who acknowledged to me that he/she is an authorized agent of Poore Brothers, Inc., and as such has executed the within instrument for the purposes therein expressed.



                                          /s/ Gena P. VanDenBerg
                                          ----------------------
                                          Notary Public

My Commission Expires: March 23, 1999
                       --------------
                                             "OFFICIAL SEAL"
                                             Gena P. Vandenberg
                                             Notary Public-Arizona
                                             Maricopa County
                                             My Commission Expires 3/23/99